UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015

WILSON BANK HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Tennessee	000-20402	62-1497076
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

623 West Main Street
Lebanon, Tennessee		37087
(Address of principal executive offices)		(Zip Code)
(615) 444-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 27, 2015, Mackey Bentley, a director of the Wilson Bank Holding Company (the “Company”) notified the Company that he was retiring from the board of directors of the Company effective immediately for health reasons. Mr. Bentley will become a director emeritus as a result of his retirement and will receive $2,000 per month in cash compensation for his service as such.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY

By:__/s/ J. Randall Clemons_____________
J. Randall Clemons
President and Chief Executive Officer

Date: November 2, 2015